Exhibit 99.1

XCF Global Announces Appointment of Experienced Energy Industry Leader William Dale as CFO to Support Ongoing Strategic and Execution Priorities

●	William Dale appointed Chief Financial Officer effective January 12, 2026

●	Simon Oxley to continue as a consultant to XCF Global to support continuity and ongoing strategic initiatives

●	Dale brings more than 25-years of energy industry experience and operational finance leadership to XCF

Houston, Texas – January 14, 2026 – XCF Global, Inc. (“XCF”) (Nasdaq: SAFX), a key player in decarbonizing the aviation industry through Sustainable Aviation Fuel (“SAF”), today announced the appointment of William Dale as Chief Financial Officer and the transition of Simon Oxley to consultant as part of the Company’s continued focus on execution of its strategic objectives. Mr. Dale brings more than 25 years of experience across capital management, finance, and operations in the energy and infrastructure sectors.

Chris Cooper, Chief Executive Officer commented: “We are delighted to welcome William to XCF. He brings a strong background in operational finance, capital formation, public company reporting and accounting, and financial leadership execution across the energy sector, which will support us well at this important stage of the Company’s growth and development.”

Wray Thorn, Interim Board Chair of XCF Global commented: “We’re very pleased to have such an experienced industry leader in William joining XCF and the board looks forward to working closely with both William and Chris going forward. I’d also like to thank Simon for his leadership during a period of intense transition and transformation for the company and am pleased to continue working with him on a consultancy basis. The Board believes this transition strengthens XCF’s financial leadership as William’s experience, combined with Simon’s continued involvement, provides both continuity and momentum as the Company advances its ongoing strategic objectives.”

About William Dale

William Dale brings more than 25 years of experience in operational finance, capital formation, public company accounting and reporting, and financial management leadership across the energy and infrastructure sectors. Most recently, Mr. Dale served as Chief Financial Officer of Newbridge Resources Group LLC, where he built out the corporate finance organization, supported operational initiatives, and oversaw financial planning, treasury, audits, and SEC reporting. Previously, he served as Interim Chief Financial Officer of Tally Energy Services LLC, leading the consolidation of multiple legal entities, enterprise system implementations, external audits, financial reporting, FP&A, and financing relationships. Prior to Tally Energy, Mr. Dale served as Chief Financial Officer and Operations Co-Lead at Aqua Terra Water Management LP, where he led a comprehensive review of operations and back-office functions, organized new capital formation and implemented working capital and cash forecasting frameworks. Mr. Dale is a licensed Texas Certified Public Accountant and holds a Master of Business Administration and a Master of Petroleum Engineering from the University of Houston, along with bachelor’s degrees in Accounting and Finance.

About XCF Global, Inc.

XCF Global, Inc. (“XCF”) is an emerging sustainable aviation fuel company dedicated to accelerating the aviation industry’s transition to net-zero emissions. Our flagship facility, New Rise Reno, has a permitted nameplate production capacity of 38 million gallons per year, positioning XCF as an early mover among large-scale SAF producers in North America. XCF is working to advance a pipeline of potential expansion opportunities in Nevada, North Carolina, and Florida, and to build partnerships across the energy and transportation sectors to scale SAF globally. XCF is listed on the Nasdaq Capital Market and trades under the ticker, SAFX.

To learn more, visit www.xcf.global.

Contacts

XCF Global:

C/O Camarco
XCFGlobal@camarco.co.uk

Media:

Camarco

Andrew Archer | Rosie Driscoll | Violet Wilson

XCFGlobal@camarco.co.uk

Forward-Looking Statements

This Press Release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. These forward-looking statements, including, without limitation, statements regarding XCF Global’s expectations with respect to future performance and anticipated financial impacts of the recently completed business combination with Focus Impact BH3 Acquisition Company (the “Business Combination”), estimates and forecasts of other financial and performance metrics, and projections of market opportunity and market share, are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by XCF Global and its management, are inherently uncertain and subject to material change. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) changes in domestic and foreign business, market, financial, political, and legal conditions; (2) unexpected increases in XCF Global’s expenses, including manufacturing and operating expenses and interest expenses, as a result of potential inflationary pressures, changes in interest rates and other factors; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any agreements with regard to XCF Global’s offtake arrangements; (4) the outcome of any legal proceedings that may be instituted against the parties to the Business Combination or others; (5) XCF Global’s ability to regain compliance with Nasdaq’s continued listing standards and thereafter continue to meet Nasdaq’s continued listing standards; (6) XCF Global’s ability to integrate the operations of New Rise and implement its business plan on its anticipated timeline; (7) XCF Global’s ability to raise financing to fund its operations and business plan and the terms of any such financing; (8) the New Rise Reno production facility’s ability to produce the anticipated quantities of SAF without interruption or material changes to the SAF production process; (9) the New Rise Reno production facility’s ability to produce renewable diesel in commercial quantities without interruption during the ongoing SAF ramp-up process; (10) XCF Global’s ability to resolve current disputes between its New Rise subsidiary and its landlord with respect to the ground lease for the New Rise Reno facility; (11) XCF Global’s ability to resolve current disputes between its New Rise subsidiary and its primary lender with respect to loans outstanding that were used in the development of the New Rise Reno facility; (12) payment of fees, expenses and other costs related to the completion of the Business Combination and the New Rise acquisitions; (13) the risk of disruption to the current plans and operations of XCF Global as a result of the consummation of the Business Combination; (14) XCF Global’s ability to recognize the anticipated benefits of the Business Combination and the New Rise acquisitions, which may be affected by, among other things, competition, the ability of XCF Global to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (15) changes in applicable laws or regulations; (16) risks related to extensive regulation, compliance obligations and rigorous enforcement by federal, state, and non-U.S. governmental authorities; (17) the possibility that XCF Global may be adversely affected by other economic, business, and/or competitive factors; (18) the availability of tax credits and other federal, state or local government support; (19) risks relating to XCF Global’s and New Rise’s key intellectual property rights, including the possible infringement of their intellectual property rights by third parties; (20) the risk that XCF Global’s reporting and compliance obligations as a publicly-traded company divert management resources from business operations; (21) LOIs and MOUs may not advance to definitive agreements or commercial deployment; (22) the effects of increased costs associated with operating as a public company; and (23) various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in XCF Global’s filings with the Securities and Exchange Commission (“SEC”), including the final proxy statement/prospectus relating to the Business Combination filed with the SEC on February 6, 2025, this Press Release and other filings XCF Global made or will make with the SEC in the future. If any of the risks actually occur, either alone or in combination with other events or circumstances, or XCF Global’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that XCF Global does not presently know or that it currently believes are not material that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect XCF Global’s expectations, plans or forecasts of future events and views as of the date of this Press Release. These forward-looking statements should not be relied upon as representing XCF Global’s assessments as of any date subsequent to the date of this Press Release. Accordingly, undue reliance should not be placed upon the forward-looking statements. While XCF Global may elect to update these forward-looking statements at some point in the future, XCF Global specifically disclaims any obligation to do so.